UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): July 26, 2007

                            FIDELITY BANKSHARES, INC.
                           ---------------------------
               (Exact Name of Registrant as Specified in Charter)

            Delaware                    000-29040               65-1101656
-----------------------            ------------------       -------------------
(State or Other Jurisdiction)      (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


205 Datura Street, West Palm Beach, Florida                         33401
-------------------------------------------                       ----------
(Address of Principal Executive Offices)                           (Zip Code)

Registrant's telephone number, including area code:  (561) 803-9900
                                                     --------------



                                 Not Applicable
                                ----------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01    Entry into a Material Definitive Agreement.
             ------------------------------------------

     Agreement and Plan of Merger
     -----------------------------

     On July 26, 2006, Fidelity Bankshares, Inc. ("Fidelity"), the holding company of Fidelity Federal Bank & Trust ("Fidelity Federal"), a federal savings bank headquartered in West Palm Beach, Florida, and National City Corporation ("National City") entered into an Agreement and Plan of Merger (the "Merger Agreement"). Pursuant to the Merger Agreement, and subject to the terms and conditions set forth therein, Fidelity will merge with and into National City, with National City being the surviving corporation of such merger. Under the terms of the Merger Agreement, stockholders of Fidelity will be given the right to elect the following consideration for each share of Fidelity common stock:
(i) 1.0977 shares of National City common stock; or (ii) $39.50 in cash; 50% of the shares of Fidelity are to be converted into National City common stock and 50% of Fidelity shares are to be converted into cash subject to allocation procedures set forth in the Merger Agreement. Fidelity stock options will be cashed out for the in-the-money value of such options. The transaction has a total indicated value of approximately $1 billion.


     Subject to regulatory and Fidelity stockholder approvals, the transaction is expected to close in the first quarter of 2007.

     A copy of the Merger Agreement is filed as Exhibit 2 to this Report. A copy of the press release relating to the merger is filed as Exhibit 99 to this Report. The foregoing description is qualified in its entirety by reference to the full text of such exhibits.

     Settlement Agreement With Respect to Class Action Litigation
     -------------------------------------------------------------

     On July 26, 2006, Fidelity Federal entered into a Settlement Agreement with the Plaintiffs of two previously-disclosed class action lawsuits. These lawsuits, James Kehoe v. Fidelity Federal Bank & Trust, and Timothy Neilsen and Timothy G. Martin vs. Fidelity Federal Bank & Trust, each of which was filed in the United States District Court for the Southern District of Florida, allege that Fidelity Federal violated the Driver's Privacy Protection Act by obtaining driver registration information from the State of Florida for use in Fidelity Federal's marketing efforts.

     Under the Settlement Agreement, and without admitting any liability or fault, Fidelity Federal agreed to the certification of a conditional settlement class, solely for settlement purposes, subject to preliminary and final court approval.

     Under the terms of the Settlement Agreement, any class members who qualify and timely submit a Claim Form will receive payment of an amount not to exceed $160 per person. Fidelity Federal has agreed to pay Plaintiffs' attorneys' fees in an amount not to exceed $10,000,000 plus their reasonable expenses not to exceed $120,000. Fidelity Federal will pay Class Representative James Kehoe not more than $10,000, and Class Representatives Timothy Neilsen and Timothy G.

Martin not more than $3,000 each for their participation in this case on behalf of all Class Members. Additionally, Fidelity Federal has agreed to certain injunctive relief, including certifying that Fidelity Federal did not keep or maintain any data obtained from the State of Florida, providing that Fidelity Federal shall not disclose or sell any such data, and agreeing to a privacy audit, the cost of which shall not exceed $25,000. Under the terms of the settlement, Fidelity Federal's total costs and expense, including the payments to Class Members, cannot exceed $50 million.

     In addition to final court approval, the Settlement Agreement is contingent upon the consummation of the acquisition of Fidelity by National City, described above.

     On July 31, 2006, the United States District Court for the Southern District of Florida entered an Order Preliminarily Approving the Class Action Settlement. The court established December 7, 2006 as the final hearing date to approve the Settlement Agreement.

     The foregoing description is qualified in its entirety by reference to the full text of the Settlement Agreement, which will be filed supplementally with the U.S. Securities and Exchange Commission.


Item 9.01    Financial Statements and Exhibits
             ---------------------------------

     (a)  Financial statements of businesses acquired. Not Applicable.

     (b)  Pro forma financial information. Not Applicable.

     (c)  Shell Company Transactions. Not Applicable.

     (d)  Exhibits.

          The following exhibits are filed as part of this report:

          Exhibit 2 Agreement and Plan of Merger by and between National City Corporation and Fidelity Bankshares, Inc., dated as of July 26, 2006 (incorporated by reference to Exhibit 2 to the Current Report on Form 8-K of National City Corporation (Commission File No. 0-07229), as filed with the Securities and Exchange Commission on July 27, 2006).

          Exhibit 99 Joint press release of Fidelity Bankshares, Inc. and National City Corporation dated July 27, 2006 (incorporated by reference to Exhibit 99 to the Current Report on Form 8-K of National City Corporation
                       (Commission File No. 0-07229), as filed with the Securities and Exchange Commission on July 27, 2006).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            FIDELITY BANKSHARES, INC.



DATE: July 31, 2006                By:      /s/ Vince A. Elhilow
                                            ------------------------------------
                                            Vince A. Elhilow
                                            Chairman of the Board, President and
                                            Chief Executive Officer




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                                  EXHIBIT INDEX

      Exhibit No.                      Description
      ----------                       -----------

         Exhibit 2    Agreement and Plan of Merger by and between National City
                       Corporation and Fidelity Bankshares, Inc., dated as of July 26, 2006 (incorporated by reference to Exhibit 2 to the Current Report on Form 8-K of National City Corporation (Commission File No. 0-07229), as filed with the Securities and Exchange Commission on July 27, 2006).

          Exhibit 99 Joint press release of Fidelity Bankshares, Inc. and National City Corporation dated July 27, 2006 (incorporated by reference to Exhibit 99 to the Current Report on Form 8-K of National City Corporation
                       (Commission File No. 0-07229), as filed with the Securities and Exchange Commission on July 27, 2006).